U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 21, 2004
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                      WILSON GREATBATCH TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                       1-16137                  16-1531026
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 (State or other jurisdiction    (Commission File Number)       (IRS Employer
        of incorporation)                                    Identification No.)



   9645 Wehrle Drive, Clarence, New York                        14031
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  (Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (716) 759-5600
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240 14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Item 1.01. Entry into a Material Definitive Agreement
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               On December 21, 2004, Wilson Greatbatch Technologies, Inc (the
               "Company") entered into a binding purchase order (the "Agreement") with Cardiac Pacemakers, Inc., d/b/a Guidant Corporation for the purchase wet tantalum capacitors. The Agreement is effective as of January 1, 2005 and expires December 31, 2005. Pursuant to the Agreement, Guidant Corporation has made a commitment to purchase a minimum quantity of wet tantalum capacitors from the Company at prices specified in the Agreement, and the Agreement also specifies prices for any additional purchases of wet tantalum capacitors during 2005.

               The Company intends to file a copy of the Agreement with its Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: December 23, 2004                    WILSON GREATBATCH TECHNOLOGIES, INC.


                                            By: /s/ Lawrence P. Reinhold
                                                --------------------------------
                                                Lawrence P. Reinhold
                                                Executive Vice President and
                                                Chief Financial Officer